Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (file No. 333-134591), Form F-3 (File No. 333-114153) and on Form S-8 (File No.333-12456) of Elbit Vision Systems Ltd. (the “Company”) of our report dated July 14, 2005, which appears in the Company’s 2005 Anuual Report on Form 20-F.

Haifa, Israel June 28, 2006	/s/ KESSELMAN & KESSELMAN Kesselman & Kesselman Certified Public Accountants (Isr.)